UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 25, 2020

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 27, 2020, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 786,187,556 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected ten directors to serve until the annual meeting in 2021, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2020; rejected a shareholder proposal to issue a report assessing the environmental impacts of continuing to use unrecyclable brand packaging; and rejected a shareholder proposal to issue a report on human rights diligence process in the supply chain.

The final results are as follows:

Director Election Proposal	For	Against	Abstain	Broker Non-Votes
Nora A. Aufreiter	597,258,116	6,985,020	2,576,395	78,890,268
Anne Gates	593,396,264	10,896,245	2,527,022	78,890,268
Karen M. Hoguet	597,432,659	6,679,559	2,707,313	78,890,268
Susan J. Kropf	556,330,094	47,896,268	2,593,169	78,890,268
W. Rodney McMullen	539,702,734	64,375,641	2,741,156	78,890,268
Clyde R. Moore	546,759,993	57,307,920	2,751,618	78,890,268
Ronald L. Sargent	557,508,342	47,168,578	2,142,611	78,890,268
Bobby S. Shackouls	512,338,665	92,248,365	2,232,501	78,890,268
Mark S. Sutton	597,447,624	6,765,031	2,606,876	78,890,268
Ashok Vemuri	595,775,979	7,905,580	3,137,972	78,890,268

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	544,019,247	59,578,697	3,221,587	78,890,268
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2020	640,772,821	43,097,231	1,839,747	78,890,268
Shareholder proposal to issue a report assessing the environmental impacts of using unrecyclable packaging	231,412,348	371,362,279	4,044,904	78,890,268
Shareholder proposal to issue a report on human rights in operations and supply chain	269,317,656	333,139,848	4,362,027	78,890,268

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 26, 2020	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel